HIGH INCOME ADVANTAGE TRUST     Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS September 30, 1998

DEAR SHAREHOLDER:

Last year's optimism over the likelihood of continued economic growth in the United States has been replaced by concerns over foreign market developments and the potential negative effect on both the U.S. economy and corporate earnings. These concerns resulted in a sharp correction in the high-yield bond market during the third quarter. Though corporate credit quality remains strong, the increased uncertainty regarding the economic environment going forward has resulted in a dramatic flight to quality in the financial markets, with investors favoring highly rated U.S. government securities over other asset classes, including high-yield bonds. As a result, the high-yield bond sector significantly underperformed the lower-yielding but higher-quality sectors of the fixed-income markets over the past 12 months.

PERFORMANCE

During the fiscal year ended September 30, 1998, High Income Advantage Trust produced a total return of - 4.61 percent, based on a change in net asset value
(NAV) from $5.18 per share to $4.44 per share and reinvestment of distributions. Based on a change in market price on the New York Stock Exchange (NYSE) from $6.25 per share to $5.25 per share and reinvestment of distributions, the Trust's total return for the fiscal year was - 6.52 percent.

Over the past 12 months, the Trust continued to distribute regular income dividends at a rate of $0.05 per share per month. For the fiscal year ended September 30, 1998, the Trust's distributions totaled $0.6433 per share, including an extra income dividend of $0.0433 per share paid on December 19, 1997. On September 30, 1998, the Trust had net assets in excess of $133 million.

PORTFOLIO STRATEGY

The Trust has maintained a relatively conservative posture over the past 12 months for two primary reasons: declining yields in the high-yield market and the possibility of a market correction. As a result, we have

HIGH INCOME ADVANTAGE TRUST
LETTER TO THE SHAREHOLDERS September 30, 1998, continued

maintained a core position in the shorter-term, higher-quality end of the fixed-income markets (BB-rated issues or higher). These more conservative investments have held up well in this increasingly volatile market environment. In addition, we continue to concentrate on areas of the economy that historically have proven more predictable, recession resistant and growth oriented. These sectors include food and beverages, health care, telecommunications, media and cable television. We believe that these industry groups are positioned to outperform the more cyclical areas of the economy over the next year, given the slowing of many of the world's markets.

Consistent with our now more cautious posture, we have continued to avoid the foreign emerging high-yield markets. This more defensive approach is expected to provide important flexibility as we work to take advantage of today's more attractive yields and lower price levels, which are the result of the recent high-yield market correction.

LOOKING AHEAD

Despite the current volatility, our one- to two-year outlook for the high-yield market is positive, given our expectations for additional easing steps by the Federal Reserve Board, continued U.S. economic growth and a favorable interest-rate environment. If domestic economic growth continues and interest rates remain low, we would expect general investor sentiment in the financial markets to improve gradually over the coming months, with the high-yield market rebounding from today's depressed levels.

We would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We thank you for your continued support of High Income Advantage Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS September 30, 1998

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (92.7%)
            Aerospace (1.4%)
$  2,000    Sabreliner Corp. - 144A*.............  11.00%    06/15/08    $  1,880,000
                                                                         ------------

            Broadcast Media (2.2%)
   4,500    Australis Holdings Ltd. (Australia)
             (a).................................  15.00++   11/01/02         270,000
   1,000    Paxson Communications Corp. .........  11.625    10/01/02       1,005,000
   1,500    Spanish Broadcasting System, Inc. ...  12.50     06/15/02       1,635,000
                                                                         ------------
                                                                            2,910,000
                                                                         ------------
            Business Services (4.5%)
   1,000    Anacomp, Inc. (Series B).............  10.875    04/01/04       1,000,000
   1,000    Comforce Corp. (Series B)............  15.00+    12/01/09       1,040,000
   3,000    Comforce Operating Inc. .............  12.00     12/01/07       3,000,000
   1,000    Entex Information Services,
             Inc. - 144A*........................  12.50     08/01/06         950,000
                                                                         ------------
                                                                            5,990,000
                                                                         ------------
            Cellular Telephone (3.7%)
   1,000    American Cellular Corp. - 144A*......  10.50     05/15/08         970,000
   2,000    Clearnet Communications, Inc.
             (Canada)............................  14.75++   12/15/05       1,680,000
   2,000    Price Communications Cellular
             Holdings............................  11.25+    08/15/08       1,840,000
   1,000    Triton Communications LLC - 144A*....  11.00++   05/01/08         450,000
                                                                         ------------
                                                                            4,940,000
                                                                         ------------
            Computers (4.4%)
   2,000    CHS Electronics, Inc. ...............   9.875    04/15/05       1,840,000
   2,800    IBM Credit Corp. ....................  15.00     02/02/99       2,889,880
   1,000    Unisys Corp. (Series B)..............  12.00     04/15/03       1,110,000
                                                                         ------------
                                                                            5,839,880
                                                                         ------------
            Consumer Sundries (2.4%)
   2,317    J.B. Williams Holdings, Inc. ........  12.00     03/01/04       2,386,510
   1,000    Samsonite Corp. .....................  10.75     06/15/08         770,000
                                                                         ------------
                                                                            3,156,510
                                                                         ------------
            Containers/Packaging (1.2%)
   1,500    Berry Plastics Corp. ................  12.25     04/15/04       1,575,000
                                                                         ------------

            Diversified Manufacturing (5.7%)
   1,500    Interlake Corp. .....................  12.125    03/01/02       1,507,500
   1,500    J.B. Poindexter & Co., Inc. .........  12.50     05/15/04       1,380,000
   7,050    Jordan Industries, Inc. (Series B)...  11.75++   04/01/09       4,653,000
                                                                         ------------
                                                                            7,540,500
                                                                         ------------
            Entertainment (10.1%)
   3,500    Aladdin Gaming Holdings/Capital
             Corp. LLC...........................  13.50++   03/01/10         980,000
   1,000    Epic Resorts LLC - 144A*.............  13.00     06/15/05         965,000
   3,000    Fitzgeralds Gaming Corp. (Series
             B)..................................  12.25     12/15/04       2,100,000
   3,000    Lady Luck Gaming Finance Corp. ......  11.875    03/01/01       3,037,500
   3,750    Motels of America, Inc. (Series B)...  12.00     04/15/04       3,187,500
   1,059    Resort At Summerlin..................  13.00+    12/15/07       1,066,943
   1,400    Stuart Entertainment, Inc. (Series
             B)..................................  12.50     11/15/04         658,000
   1,500    Walt Disney Co. .....................  15.00     12/14/98       1,529,235
                                                                         ------------
                                                                           13,524,178
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

PRINCIPAL
AMOUNT IN                                            COUPON    MATURITY
THOUSANDS                                             RATE       DATE         VALUE
---------------------------------------------------------------------------------------
            Finance Companies (2.2%)
$  2,800    General Electric Capital Corp. ......    15.00%    01/21/99    $  2,882,292
                                                                           ------------

            Foods & Beverages (8.3%)
   1,000    Envirodyne Industries, Inc. .........    10.25     12/01/01         930,000
   2,800    General Mills, Inc. .................    15.00     01/29/99       2,885,624
   1,000    Mrs. Fields Original.................    10.125    12/01/04         940,000
   3,000    PepsiCo, Inc. .......................    15.00     08/06/99       3,258,240
   1,000    Sparkling Spring Water (Canada)......    11.50     11/15/07       1,000,000
   8,350    Specialty Foods Acquisition Corp.
             (Series B)..........................    13.00++   08/15/05       2,087,500
                                                                           ------------
                                                                             11,101,364
                                                                           ------------
            Healthcare (4.9%)
   3,000    Pediatric Services of America, Inc.
             (Series A)..........................    10.00     04/15/08       1,980,000
   1,500    Unilab Corp. ........................    11.00     04/01/06       1,545,000
   3,025    Unison Healthcare Corp. - 144A*
             (b).................................    12.25     11/01/06       1,470,906
   2,000    Vencor, Inc. ........................     9.875    05/01/05       1,570,000
                                                                           ------------
                                                                              6,565,906
                                                                           ------------
            Industrial Specialties (2.7%)
   9,000    International Semi-Tech
             Microelectronics, Inc. (Canada).....    11.50++   08/15/03       1,575,000
   1,000    International Wire Group, Inc. ......    11.75     06/01/05       1,025,000
   1,000    Outsourcing Services Group,
             Inc. - 144A*........................    10.875    03/01/06         950,000
                                                                           ------------
                                                                              3,550,000
                                                                           ------------
            Office Equipment/Supplies (1.2%)
   2,000    Mosler, Inc. ........................    11.00     04/15/03       1,600,000
                                                                           ------------

            Oil, Gas, Equipment & Services (2.9%)
   1,000    Texaco Capital LLC...................    15.00     01/13/99       1,026,480
   3,000    Transamerican Refining Corp. (Series
             A) - 144A* (Units)++................    16.00     06/30/03       2,835,000
                                                                           ------------
                                                                              3,861,480
                                                                           ------------
            Printing Publishing & Advertising (0.7%)
   1,000    American Media Operations, Inc. .....    11.625    11/15/04       1,000,000
                                                                           ------------

            Restaurants (6.0%)
  12,252    American Restaurant Group Holdings,
             Inc. - 144A* (c)....................     0.00     12/15/05       3,277,276
   3,000    FRD Acquisition Corp. (Series B).....    12.50     07/15/04       3,000,000
   3,000    Planet Hollywood International,
             Inc. ...............................    12.00     04/01/05       1,680,000
                                                                           ------------
                                                                              7,957,276
                                                                           ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Retail - Food & Drug (1.7%)
$    250    Pueblo Xtra International, Inc. .....   9.50%    08/01/03    $    230,000
   2,250    Pueblo Xtra International, Inc.
             (Series C)..........................   9.50     08/01/03       2,070,000
                                                                         ------------
                                                                            2,300,000
                                                                         ------------
            Telecommunications Equipment (2.3%)
   4,300    FWT, Inc. ...........................   9.875    11/15/07       3,096,000
                                                                         ------------

            Transportation (0.5%)
   1,000    Alpha Shipping PLC (United
             Kingdom)............................   9.50     02/15/08         650,000
                                                                         ------------

            U.S. Telecommunications (13.8%)
   2,000    21st Century Telecom Group, Inc. ....  12.25++   02/15/08         960,000
   2,000    Birch Telecom Inc. - 144A*
             (Units)++...........................  14.00     06/15/08       1,760,000
   1,000    Caprock Communications
             Corp. - 144A*.......................  12.00     07/15/08         900,000
   1,000    e. Spire Communications, Inc. .......  13.75     07/15/07       1,070,000
   1,000    Esprit Telecom Group PLC - 144A*
             (United Kingdom)....................  10.875    06/15/08         905,000
   2,000    Facilicom International, Inc. (Series
             B)..................................  10.50     01/15/08       1,740,000
   5,500    Firstworld Communications,
             Inc. - 144A (Units)++...............  13.00++   04/15/08       1,705,000
   1,000    GST Equipment Funding , Inc. ........  13.25     05/01/07       1,040,000
   1,000    Hyperion Telecommunication, Inc.
             (Series A)..........................  13.00++   04/15/03         695,000
   1,000    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25     09/01/04         980,000
  17,700    In-Flight Phone Corp. (Series
             B)(d)...............................  14.00     05/15/02       1,858,500
   1,000    Level 3 Communications, Inc. ........   9.125    05/01/08         945,000
   1,000    NextLink Communications, Inc. .......  12.50     04/15/06       1,077,500
   1,000    Optel, Inc. - 144A*                    11.50     07/01/08         970,000
   1,500    Peoples Telephone Co., Inc. .........  12.25     07/15/02       1,738,125
                                                                         ------------
                                                                           18,344,125
                                                                         ------------
            Wireless Communication (9.9%)
   3,000    Advanced Radio Telecom Corp. ........  14.00     02/15/07       2,640,000
   5,000    Cellnet Data Systems, Inc. ..........  14.00++   10/01/07       1,900,000
   2,000    Echostar DBS Corp. ..................  12.50     07/01/02       2,110,000
   1,000    Globalstar LP/Capital Corp. .........  11.375    02/15/04         675,000
   1,000    Globalstar LP/Capital Corp. .........  11.50     06/01/05         680,000
   3,500    TCI Satellite Entertainment Corp. ...  12.25++   02/15/07       2,100,000
   2,000    USA Mobile Communications Holdings,
             Inc.                                  14.00     11/01/04       2,120,000
   1,500    Winstar Communications, Inc. ........  14.00++   10/15/05         975,000
                                                                         ------------
                                                                           13,200,000
                                                                         ------------

            TOTAL CORPORATE BONDS
            (Identified Cost $143,911,234)............................    123,464,511
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

NUMBER OF
 SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
            COMMON STOCKS (e) (3.3%)
            Automotive (0.0%)
      113   Northern Holdings Industrial Corp. (c)*...................             --
                                                                         ------------

            Entertainment (0.0%)
    4,000   Motels of America, Inc. - 144A*...........................   $     40,000
                                                                         ------------

            Foods & Beverages (0.1%)
  180,000   Specialty Foods Acquisition Corp. - 144A*.................        180,095
                                                                         ------------

            Restaurants (0.0%)
    9,500   American Restaurant Group Holdings, Inc. - 144A*..........             --
                                                                         ------------

            Retail - Chain (2.3%)
1,004,150   County Seat Stores, Inc. (c)(f)...........................      2,993,371
                                                                         ------------

            Textiles (0.9%)
 223,846    United States Leather, Inc. (c)...........................      1,217,275
                                                                         ------------

            TOTAL COMMON STOCKS
            (Identified Cost $16,789,961).............................      4,430,741
                                                                         ------------

                                                            EXPIRATION
NUMBER OF                                                      DATE
WARRANTS                                                    ----------
            WARRANTS (e) (0.2%)
            Aerospace (0.2%)
   5,000    Sabreliner Corp. - 144A*......................   04/15/03         225,000
                                                                         ------------

            Entertainment/Gaming & Lodging (0.0%)
  35,000    Aladdin Gaming Enterprises, Inc. - 144A*......   03/01/10             350
   1,000    Epic Resorts LLC - 144A*......................   06/15/05              --
   2,000    Fitzgeralds Gaming Corp. .....................   12/19/98           4,042
   2,250    Fitzgeralds South Inc. - 144A*................   03/15/99              --
   1,000    Resort At Summerlin - 144A*...................   12/15/07              --
                                                                         ------------
                                                                                4,392
                                                                         ------------

            TOTAL WARRANTS
            (Identified Cost $131,870)................................        229,392
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (1.5%)
            REPURCHASE AGREEMENT
  $1,960    The Bank of New York
              (dated 09/30/98; proceeds $1,960,629) (g)
              (Identified Cost $1,960,357).......   5.00%     10/01/98   $  1,960,357
                                                                         ------------

            TOTAL INVESTMENTS
            (Identified Cost $162,793,422) (h)..............     97.7%    130,085,001

            OTHER ASSETS IN EXCESS OF LIABILITIES...........      2.3       3,136,796
                                                                -----    ------------

            NET ASSETS......................................    100.0%   $133,221,797
                                                                =====    ============

---------------------
  *  Resale is restricted to qualified institutional investors.
 ++ Consists of one or more classes of securities traded together as a unit; bonds with attached warrants.
  +  Payment-in-kind security.
 ++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d)  Non-income producing security; issuer in bankruptcy.
(e)  Non-income producing securities.
(f) Includes 360,265 shares which are due from the issuer pursuant to a reorganization.
(g) Collateralized by $1,372,520 U.S. Treasury Note 5.75% due 11/30/02 valued at $1,468,310 and $496,479 U.S. Treasury Note 6.625% due 07/31/01 valued at
     $531,254.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,987,215 and the aggregate gross unrealized depreciation is $34,695,636, resulting in net unrealized depreciation of $32,708,421.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998

ASSETS:
Investments in securities, at value
 (identified cost $162,793,422).........  $ 130,085,001
Interest receivable.....................      3,417,080
Prepaid expenses and other assets.......         13,728
                                          -------------

    TOTAL ASSETS........................    133,515,809
                                          -------------

LIABILITIES:
Payable for:
    Investment management fee...........         91,630
    Investments purchased...............         75,010
Accrued expenses and other payables.....        127,372
                                          -------------
    TOTAL LIABILITIES...................        294,012
                                          -------------
    NET ASSETS..........................  $ 133,221,797
                                          =============

COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 282,056,353
Net unrealized depreciation.............    (32,708,421)
Accumulated undistributed net investment
 income.................................      2,857,786
Accumulated net realized loss...........   (118,983,921)
                                          -------------
    NET ASSETS..........................  $ 133,221,797
                                          =============

NET ASSET VALUE PER SHARE,
 30,017,252 shares outstanding
 (unlimited shares authorized of $.01
 par value).............................          $4.44
                                          =============

STATEMENT OF OPERATIONS
For the year ended September 30, 1998

NET INVESTMENT INCOME:

INTEREST INCOME..........................  $ 20,224,117
                                           ------------

EXPENSES
Investment management fee................     1,121,550
Transfer agent fees and expenses.........       127,938
Professional fees........................        52,781
Shareholder reports and notices..........        37,808
Registration fees........................        32,677
Trustees' fees and expenses..............        17,722
Custodian fees...........................        16,692
Other....................................        11,741
                                           ------------

   TOTAL EXPENSES........................     1,418,909
                                           ------------
   NET INVESTMENT INCOME.................    18,805,208
                                           ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................    (4,246,898)
Net change in unrealized depreciation....   (17,566,403)
                                           ------------

   NET LOSS..............................   (21,813,301)
                                           ------------

NET DECREASE.............................  $ (3,008,093)
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE YEAR         FOR THE YEAR
                                                         ENDED                ENDED
                                                   SEPTEMBER 30, 1998   SEPTEMBER 30, 1997
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income............................     $ 18,805,208         $ 19,032,438
Net realized loss................................       (4,246,898)         (20,234,354)
Net change in unrealized depreciation............      (17,566,403)          20,213,922
                                                      ------------         ------------

    NET INCREASE (DECREASE)......................       (3,008,093)          19,012,006

Dividends from net investment income.............      (19,309,716)         (20,210,193)
                                                      ------------         ------------

    NET DECREASE.................................      (22,317,809)          (1,198,187)

NET ASSETS:
Beginning of period..............................      155,539,606          156,737,793
                                                      ------------         ------------

    END OF PERIOD
    (Including undistributed net investment
      income of $2,857,786 and $3,362,294,
      respectively)..............................     $133,221,797         $155,539,606
                                                      ============         ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust was organized as a Massachusetts business trust on June 17, 1987 and commenced operations on October 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

HIGH INCOME ADVANTAGE TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays a management fee, accrued weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The

HIGH INCOME ADVANTAGE TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1998 aggregated $150,992,857 and $153,034,609, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 1998, the Trust had transfer agent fees and expenses payable of approximately $4,800.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,761. At September 30, 1998, the Trust had an accrued pension liability of $50,536 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1996.................................  30,017,252   $300,172    $288,583,500
Reclassification due to permanent book/tax differences......          --         --      (1,104,362)
                                                              ----------   --------    ------------
Balance, September 30, 1997.................................  30,017,252    300,172     287,479,138
Reclassification due to permanent book/tax differences......          --         --      (5,722,957)
                                                              ----------   --------    ------------
Balance, September 30, 1998.................................  30,017,252   $300,172    $281,756,181
                                                              ==========   ========    ============

HIGH INCOME ADVANTAGE TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION       AMOUNT          RECORD             PAYABLE
       DATE         PER SHARE         DATE                DATE
------------------  ---------   -----------------  ------------------
September 29,1998..    $0.05      October 9, 1998    October 23, 1998
October 27, 1998...    $0.05     November 6, 1998   November 20, 1998

6. FEDERAL INCOME TAX STATUS

At September 30, 1998, the Trust had a net capital loss carryover of approximately $113,360,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                                  AMOUNT IN THOUSANDS
---------------------------------------------------------------------------------------
        1999              2000       2001       2002       2003       2005       2006
---------------------   --------   --------   --------   --------   --------   --------
       $27,667          $23,411      $109     $15,205    $26,684     $6,214    $14,070
       =======          =======      ====     =======    =======     ======    =======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $2,983,000 during fiscal 1998.

At September 30, 1998, the Trust had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences attributable to an expired net capital loss carryover. To reflect reclassification arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $5,722,957.

HIGH INCOME ADVANTAGE TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE YEAR ENDED SEPTEMBER 30
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $   5.18   $   5.22   $   5.30   $   5.32   $   5.99
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.62       0.63       0.66       0.61       0.62
Net realized and unrealized gain (loss).....................     (0.72)        --      (0.14)      0.01      (0.62)
                                                              --------   --------   --------   --------   --------
Total from investment operations............................     (0.10)      0.63       0.52       0.62         --
Dividends from net investment income........................     (0.64)     (0.67)     (0.60)     (0.64)     (0.67)
                                                              --------   --------   --------   --------   --------
Net asset value, end of period..............................  $   4.44   $   5.18   $   5.22   $   5.30   $   5.32
                                                              ========   ========   ========   ========   ========
Market value, end of period.................................  $   5.25   $   6.25   $   6.00   $   5.75   $  5.625
                                                              ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN+....................................     (6.52)%    16.26%     15.53%     14.59%      2.56%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.95%      0.92%      0.92%      1.01%      0.98%
Net investment income.......................................     12.58%     12.43%     12.50%     11.79%     10.52%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $133,222   $155,540   $156,738   $159,167   $159,835
Portfolio turnover rate.....................................       105%       124%       117%        63%       102%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF HIGH INCOME ADVANTAGE TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Advantage Trust (the "Trust") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 6, 1998

TRUSTEES
------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311



INDEPENDENT ACCOUNTANTS
------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


HIGH
INCOME
ADVANTAGE
TRUST


Annual Report
September 30,1998